UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2008

CORTEX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16467	33-0303583
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15241 Barranca Parkway, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 727-3157

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of the stockholders of Cortex Pharmaceuticals, Inc. (the “Company”) held on May 14, 2008, Roger G. Stoll, Ph.D., the President and Chief Executive Officer of the Company, announced (i) that he would resign as President and Chief Executive Officer effective August 13, 2008, the expiration date of the current term under his Employment Agreement, dated as of October 29, 2002, as amended, and (ii) that the Company’s board of directors had appointed Mark A. Varney, Ph.D., the Company’s current Chief Scientific Officer and Chief Operating Officer, to assume the role of President and Chief Executive Officer on such date. Dr. Stoll cited personal reasons for moving to the position of Executive Chairman of the Board and relinquishing the more operational aspects of his job and noted that the decision was not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Dr. Stoll will remain an employee of the Company and on the Company’s board of directors and will serve as Executive Chairman of the Company following the effective date of his resignation. A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2008, the Company’s board of directors approved and adopted a Certificate of Amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation, as amended to date, to increase the authorized number of shares of the Company’s common stock from 75,000,000 shares to 105,000,000 shares and to increase the authorized number of shares of the Company’s capital stock from 80,000,000 shares to 110,000,000 shares, subject to stockholder approval. On May 14, 2008, at its annual meeting, the Company’s stockholders approved the Amendment and the increase in authorized shares of the Company’s capital stock and common stock. The Amendment became effective on May 15, 2008 upon filing with the Delaware Secretary of State.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.6 and incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.6	Certificate of Amendment of Restated Certificate of Incorporation of Cortex Pharmaceuticals, Inc., as filed with the Delaware Secretary of State on May 15, 2008

99.1	Press release of Cortex Pharmaceuticals, Inc. dated May 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2008		CORTEX PHARMACEUTICALS, INC.

	By:	/s/ Maria S. Messinger
Maria S. Messinger Vice President, Chief Financial Officer, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.6	Certificate of Amendment of Restated Certificate of Incorporation of Cortex Pharmaceuticals, Inc., as filed with the Delaware Secretary of State on May 15, 2008

99.1	Press release of Cortex Pharmaceuticals, Inc. dated May 19, 2008.